Exhibit 10.15

MARRONE BIO INNOVATIONS, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made this 15th day of March, 2012, by and among Marrone Bio Innovations, Inc., a Delaware corporation (the “Company”), and the Investors listed on the Schedule of Investors attached hereto as Exhibit A (the “Investors”).

1. Purchase of Notes; Convertibility of Notes; Closing.

(a) Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Investor, and each Investor agrees, severally and not jointly, to purchase from the Company, a Convertible Promissory Note in substantially the form attached hereto as Exhibit B (a “Note”) in the respective principal amounts set forth opposite each Investor’s name on Exhibit A hereto. The Company has agreed to sell in the aggregate up to $10,000,000 in principal amount of Notes. The Company may not sell Notes in excess of such amount without the written consent of holders in interest of at least a majority of the aggregate principal amount of the Notes then outstanding. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Investors are separate agreements, and the sales of the Notes to each of the Investors are separate sales.

(b) Convertibility of Notes. The Notes will be convertible into equity or debt securities of the Company upon the terms and conditions contained in the form of Note attached hereto as Exhibit B. The Notes, any Warrants (as defined below) and the equity or debt securities issuable upon conversion or exercise of the Notes and any Warrants (and the securities issuable upon conversion of such equity or debt securities) are collectively referred to herein as the “Securities.”

(c) Closing. The initial closing of the sale and issuance of the Notes shall be held at the offices of GCA Law Partners LLP, 1891 Landings Drive, Mountain View, California at 10:00 a.m. on March 15, 2012 or at such other time and place upon which the Company and the Investors who have agreed to purchase a majority of the aggregate principal amount of the Notes shall agree, provided that at such time indications of interest for a minimum of $7,000,000 in principal amount of Notes, in the aggregate, will have been received (hereinafter referred to as the “Initial Closing”). In the event there is a closing or subsequent sale following the Initial Closing, the term “Closing” shall apply to the Initial Closing and such subsequent sale. The date of any Closing is referred to herein as the respective “Closing Date.” At each Closing, the Company shall deliver to each Investor the Note to be purchased by such Investor against payment of the purchase price therefor by check or by wire transfer of immediately available funds made payable to the order of the Company. The Company may sell up to the balance of the Notes not sold at the Initial Closing at one or more additional closings on a date or dates not later than June 15, 2012 to (i) existing equity holders of the Company and to (ii) one or more other additional purchasers mutually acceptable to the Company and holders in interest of a majority of the aggregate principal amount of the Notes sold at the Initial Closing at the price and on the terms set forth herein, provided that any such additional purchaser shall become a party to this Agreement and have the rights and obligations hereunder by executing and delivering to the Company an additional counterpart signature page to this Agreement. The representations and warranties of such additional purchasers shall speak as of the date of such additional Closing. Any additional purchaser so acquiring Notes at any subsequent Closing shall be considered an “Investor” for purposes of this Agreement, and any Notes so acquired by such additional purchaser at any subsequent Closing shall be considered “Notes” for purposes of this Agreement and all other agreements contemplated hereby. Following any subsequent Closing, Exhibit A to this Agreement automatically shall be amended to add all Investors in such subsequent Closing.

2. Representations of the Company.

The Company hereby represents and warrants to the Investors as follows:

(a) Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware, is in good standing under such laws and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company’s business. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as currently proposed to be conducted.

(b) Corporate Power. The Company will have at the Closing all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Notes and the Warrant and to carry out and perform its obligations under the terms of this Agreement and thereunder.

(c) Authorization. All corporate action on the part of the Company and its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Notes and Warrants and the performance of all of the Company’s obligations hereunder and thereunder (except for the authorization and issuance of the shares issuable upon exercise of the Warrants and the securities issuable upon conversion of the Notes) has been taken or will be taken prior to the Closing. This Agreement, and the Notes and Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Securities, when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances, other than any liens or encumbrances created by the Investors; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws.

(d) Governmental Filing, Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes, Warrants or other Securities except for (i) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under the California Corporate Securities Law of 1968, as amended, and other applicable blue sky laws, which filings and qualifications, if required, will be accomplished in a timely manner, and (ii) an amendment to the Company’s Certificate of Incorporation authorizing the securities issuable upon conversion of or exercise of the Notes or any Warrants, and other securities underlying such Securities, which amendment will be accomplished in a timely manner in order to permit the due issuance of such Securities as contemplated hereunder and under the Notes and the Warrants.

(e) No Conflicts. Neither the execution and delivery of this Agreement or the Notes nor the consummation or performance of any transaction contemplated hereunder or thereunder, except for the authorization and issuance of the securities issuable upon exercise of the Warrants and upon conversion of the Notes, (a “Contemplated Transaction”) will, directly or indirectly (with or without notice or lapse of time): (i) contravene, conflict with or violate (A) the Company’s Certificate of Incorporation or Bylaws or (B) any resolution adopted by the board of directors or the shareholders of the Company; (ii) contravene, conflict with or violate, or give any governmental authority or other individual or entity the right to challenge any Contemplated Transaction or to exercise any remedy or obtain any relief under, any law or regulation to which the Company, or any assets owned or used by the Company, is subject; (iii) contravene, conflict with, breach, violate, result in the loss of any benefit to which the Company is entitled under, or give any individual or entity the right to declare a default or exercise any remedy or to obtain any additional rights under, or to accelerate the maturity or performance of, or payment under, or cancel, terminate or modify, any contract to which the Company is a party; or (iv) result in the imposition or creation of any lien or encumbrance upon, or with respect to, any assets owned or used by the Company. Except with respect to consents and waivers that have been obtained, or will be obtained by the Closing, the Company is not and shall not be required to give notice to, or obtain consent or waiver from, any individual or entity in connection with the execution and delivery of this Agreement or the consummation or performance of any Contemplated Transaction.

3. Representations of Investors. Each Investor hereby represents and warrants, severally and not jointly, and only with respect to itself, to the Company with respect to the purchase and issuance of the Notes and any Warrants as follows:

(a) Investment. Investor understands that the investment in the Securities is a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities, and that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws. Investor further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Investor acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company is under no obligation to register or qualify the Securities.

(b) Access to Data. Investor acknowledges that it has received and reviewed this Agreement and exhibits hereto. Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s officers and directors.

(c) Accredited Investor. Investor is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Securities. Investor has the ability to bear the economic risks of Investor’s prospective investment, including a complete loss of Investor’s investment in the Securities.

(d) Authorization. Investor has the full right, power and authority to enter into and perform the Investor’s obligations under this Agreement, the Notes and any Warrants, and this Agreement, when executed and delivered by the Investor, shall constitute valid and binding obligations of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4. Registration. The Company shall treat the person or entity in whose name each Note shall be registered as the absolute owner of the Note for the purpose of receiving payment of principal and interest and for all other purposes. Each Note may be exchanged only upon the surrender thereof by the registered holder at the office or agent of the Company, for a new Note of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of each Note. The Notes may be surrendered for exchange or transfer at such office or agent.

5. Usury. This Agreement, the Notes and any other agreements which may subsequently be entered into between the Company and the Investors, are hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or thereby, or otherwise, shall the amount paid or agreed to be paid to the Investors hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision hereof or of the Notes or any other such agreement involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and Investors that all payments under this Agreement or the Notes are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

6. Conditions to Investor’s Obligations at Closing. Each Investor’s obligation to purchase the Notes at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b) Covenants. All agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

(c) Blue Sky. The Company shall have obtained all necessary federal and blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any governmental authority for the offer and sale of the Notes and any Warrants.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor.

7. Conditions to the Company’s Obligations at Closing. The Company’s obligation to sell and issue the Notes and Warrants at the Closing is subject to the fulfillment of the following conditions:

(a) Representations. The representations made by each of the Investors in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b) Covenants. All agreements and conditions contained in this Agreement to be performed by the Investors on or prior to the Closing Date shall have been performed or complied with in all respects.

(c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes and any Warrants.

8. Restrictive Legend. Each certificate or note representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY STATE

SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE ACT OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH SATE SECURITIES LAWS.

COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

9. “Market Stand-Off” Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company, not to exceed one hundred eighty (180) days following the effective date of the registration statement for the Company’s initial public offering, it shall not, to the extent requested by the Company, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors (and related funds) of the Company and all other holders of at least 1% of the Company’s outstanding equity securities enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Investor (and the shares or other securities of every other person subject to the foregoing restriction) until the end of such period.

10. Waiver of Right of First Refusal by holders of Registrable Securities. Pursuant to Section 5.5 of the Second Amended and Restated Investor Rights Agreement by and among the Company and holders of the Company’s Preferred Stock dated as of March 5, 2010, as amended (the “Rights Agreement”), the undersigned Investors, in their capacity as holders of Registrable Securities (as defined in the Rights Agreement), who are the holders of at least a majority of the Registrable Securities not including the Founders Stock (as defined in the Rights Agreement), on behalf of themselves and all other holders of Registrable Securities granted the right of first refusal pursuant to Section 4 of the Rights Agreement, and the Company, hereby agree to waive such right of first refusal and any notice requirement contained therein with respect to the Company’s sale and issuance of the Notes and any Warrants pursuant to this Agreement.

11. Warrants.

(a) Issuance of Warrants. In the event the Company has not closed a Qualified Financing (as defined in the Notes) on or before June 15, 2012, then, upon the occurrence of a Debt Financing (as defined in the Notes) thereafter, the Company shall promptly issue to each Investor a Warrant with substantially the terms described herein and in substantially the form attached hereto as Exhibit C (a “Warrant”). Each Warrant shall be exercisable for the purchase of that number of shares of Preferred Stock of the Company (the “Preferred Stock”) as is equal to the quotient (rounded to the nearest whole number) obtained (i) by dividing (x) the product obtained by multiplying the original principal amount of such Investor’s Note plus all accrued but unpaid interest as of the date of exercise by 0.20, by (y) the per share price paid for each share of the Company’s Preferred Stock in the Company’s Equity Financing (as defined in the Notes) (the “QF Price Per Share”); provided, however, that if no Equity Financing occurs on or before the Maturity Date (as defined in the Notes), then such Warrant shall be exercisable for the purchase of that number of shares of Series C Preferred Stock of the Company as is equal to the quotient (rounded to the nearest whole number) obtained (ii) by dividing (x) the product obtained by multiplying the original principal amount of such Investor’s Note plus all accrued but unpaid interest as of the date of exercise by 0.20, by (y) $1.6940152 (as the same may be adjusted for splits, combinations and the like, the “Series C Price Per Share”). The Warrants (when issued upon the the occurrence of a Debt Financing, if any) shall state an exercise price in the alternative, as follows: In the event of an Equity Financing, the per share exercise price of the Warrant shall be the QF Price Per Share, and in the event no Equity Financing occurs on or before the Maturity Date, the per share exercise price of the Warrant shall be the Series C Price Per Share. Each Warrant shall expire upon the date that is five years from the date of issuance of the Warrant or upon a Qualified IPO or Acquisition of the Company (as such terms are defined in the Note) if earlier and shall provide for the option of net issue exercise.

(b) Authorization and Reservation of Shares. The Company agrees that, no later than such time as the Warrants may be exercised, the Company will authorize and at all times thereafter have authorized and in reserve, and will keep available solely for delivery upon the exercise of the Warrants, (i) Preferred Stock as from time to time shall be receivable upon the exercise of the Warrants and (ii) common stock of the Company issuable upon the conversion of such Preferred Stock, free and clear of all restrictions on issuance, sale or transfer other than those imposed by law and free and clear of all pre-emptive rights. The Company agrees that the shares for which the Warrants may be exercised shall, at the time of such delivery upon due exercise, be validly issued and outstanding, fully paid and non-assessable.

12. Miscellaneous.

(a) Governing Law. This Agreement and the Notes and any Warrants shall in all respects be governed by and construed and enforced in accordance with the laws of the State of California, as such laws apply to contracts entered into and wholly to be performed within such state.

(b) Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Investors to purchase the Notes and any Warrants shall not be assignable without the consent of the Company (not to be unreasonably withheld) and provided further that the Company may not assign its rights hereunder.

(d) Entire Agreement; Amendment. This Agreement, the Notes, any Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of at least seventy percent (70%) of the aggregate principal amount of the Notes then outstanding may, with the Company’s prior written consent, waive, modify or amend any provisions hereof and thereof.

(e) Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be sent to the party to be notified (and, (i) if to the Company, with a copy to Clifford S. Robbins, Esq., GCA Law Partners LLP, 1891 Landings Drive, Mountain View, California 94043, facsimile: (650) 428-3901; and (ii) if to be sent to an Investor, with a copy to Michael J. Goldberg., Casner & Edwards, LLP, 303 Congress Street, Boston, MA 02210, facsimile: (617) 426-8810) at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by two days advance written notice to the other parties hereto.

(f) Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of the Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Investor of any breach or default under this Agreement, or any waiver on the part of any Investor of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g) Expenses. The Company shall pay one counsel to the Investors its reasonable legal fees and its related expenses incurred in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement up to a maximum of $10,000. Except as set forth in the preceding sentence, each of the Company and each Investor shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

(i) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(j) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(k) Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(l) Subsequent Debt. The Company shall not incur any debt senior in right of payment to the Notes without the written consent of holders in interest of at least seventy percent (70%) of the aggregate principal amount of the Notes then outstanding.

(m) Monthly Financials. The Company shall furnish to each Investor holding at least $500,000.00 in principal amount of Notes monthly unaudited financial statements of the Company so long as the Notes remain outstanding.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Stuart Mill Venture Partners, L.P.

By:	Stuart Mill Partners, LLC
	Its:	General Partner

By:

Name:	Lawrence A. Hough

Title:	Managing Director

	Address:	252 North Washington Street
Falls Church, VA 22046
		Attn:	Lawrence A. Hough

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

[Illegible]

By:		[Illegible]
	Its:	[Illegible]

By:

Name:	[Illegible]

Title:	[Illegible]

	Address:	[Illegible]
[Illegible]
		Attn:	[Illegible]

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

CPV Partners Pledge Fund, L.P. (A-21)

By:	Sean P. Schickedanz
	Its:	General Partner

By:

Name:	Sean P. Schickedanz

Title:	General Partner

	Address:	505 Sansome, Ste. 1200
SF, CA 94111
		Attn:	Clean Pacific Ventures

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

One Earth Capital LLC

By:
	Its:	Managing Member

By:

Name:	David Henry Jacobs

Title:	Managing Member

	Address:	201 Entrada Drive
Santa Monica, CA 90402
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

MCVP Technology Fund I, LLC

By:	Mitsui & Co. Global Investment, Inc.
	Its:	Manager

By:

Name:	Kenichi Kimura

Title:	President & CEO

	Address:	200 Park Avenue 36th Floor
New York, New York 10166
		Attn:	Stephen R. Gitto

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Syngenta Ventures Pte Ltd.

By:
Its:

By:

Name:	Derek Norman

Title:	Based on Power of Attorney for Stockholder

	Address:	3054 E, Cornwallis Rd,
RTP, NC 27709
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

CALVERT SOCIAL INVESTMENT FUND EQUITY PORTFOLIO

By:
Susan Walker Bender Asst. Secretary and Authorized Signer

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTOR”

NEW ISLAND CAPITAL PRIVATE EQUITY II LP

By:	New Island Capital Private Equity II GP LLC,
Its: General Partner

By:

Lewis M. Linn
Manager

Address:	3555 Timmons Lane, Suite 800
Houston, Texas 77027
	Attn:	Jo Sandlin

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	ILLEGIBLE

Title:

	Address:	ILLEGIBLE
ILLEGIBLE
		Attn:	ILLEGIBLE

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Thorner Ventures

By:
	Its:	Managing Partners

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Valley Oak Investments, LP

By:
	Its:	asst. secretary

By:

Name:	Daniel B. Hrdy

Title:	asst. secretary

	Address:	21440 County Road 87
Winters, CA 95694
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	Tom & Barbara Spalding

Title:

	Address:	1104 Stovak Ct
Reno, NV 89511
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:	Lee Valkenaar
Its:

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Norman L Rogers Living Trust dated 23 November 1998

By:
	Its:	Trustee

By:

Name:	Norman L Rogers

Title:	Trustee

Address:
2627 S Bayshore Dr #1204, Miami Fl 33133

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Name:	Daniel S. Koellen

Address:	2682 Country Place Drive
Roseville, CA 95747

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	Julia H. Widdowson

Title:

	Address:	339 N. Mabbettsville Rd
Millbrook, NY 12545
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

CVV Partners L.P.

By:	CVV Partners Management, LLC

Its:	General Partner

By:

Name:	Peter Bernardoni

Title:	Manager

	Address:	1107 Investment Blvd, Suite 180
EL Dorado Hills, CA 95762
		Attn:	Peter Bernardoni

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Pamela G. Marrone and Michael J. Rogers

By:

Its:

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	Charles R. Rawls

Title:

	Address:	500 Summers Court
Alexandria, VA 22301
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Camille Chan Trust Ltd Mar 28, 2002

By:
	Its:	Trustee

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Martin Panchaud

By:
Its:

By:

Name:

Title:

	Address:	32 Grand-Rue, P.O. Box 68
1183 Bursins, Switzerland
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	Todd Thorner

Title:	–

	Address:	657 Mission St., Ste. 504
San Francisco, CA 94105
		Attn:	Todd Thorner

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

John G. Valentine Revocable Family Trust UDT 8/8/95

By:

Its:	Trustee

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:		Ethan A. Lerner

Title:		Individual Investor

	Address:	349 Commonwealth Avenue
Chestnut Hill, MA 02467-1013
Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Farman Revocable Trust

By:
Its:

By:

Name:	Charles S. Farman

Title:	Trustee

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:	Ron D Randolph - WLT
Its:

By:

Name:

Title:

	Address:	P.O. Box 4147

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:

Its:

By:

Name:	Joan Doyle

Title:

Address:

Attn:

By:
Its:

By:

Name:	Maria Fanelli

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:	Joanne Yawitz Godino

Title:	Trustee

	Address:	117 Highland Avenue
San Rafael, CA 94901
		Attn:	Joanne Yawitz

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:		Charles Vidano
Its:

By:	Vidano 2005 Family Trust

Name:	Charles Vidano

Title:	Trustee

	Address:	784 Cordilleras Avenue
San Carlos, CA 94070
		Attn:	Charles Vidano

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

By:
Its:

By:

Name:

Title:

Address:

Attn:

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Duane of Paulette Young

By:
Its:

By:

Name:

Title:

	Address:	41-480 Yucca Lane
Bermuda Dunes, CA 92203
Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Roger E. Merriam

By:
Its:

By:

Name:

Title:

	Address:	8600 Lakeside Dr.
Reno, NV 89511
		Attn:	Roger

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Landings Investment Partners LLC

By:

Name:	Cliff Robbins

Title:	Managing Member

	Address:	1891 Landings Drive
Mountain View, CA 94403
		Attn:	Cliff Robbins

By:
Its:

By:

Name:

Title:

Address:

Attn:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:
Pam Marrone
President

“INVESTORS”

Polycomp Trust Company CDN FBO Evelyn Fallon IRA #042793

By:
Its:

By:

Name:	Edith Ervin

Title:	IRA Compliance Specialist

	Address:	3000 Lava Ridge Court, Suite 130
Roseville, CA 95661
		Attn:	IRA DEPT.

TAX ID	90-0504394

By:
Its:

By:

Name:

Title:

Address:

Attn: